Exhibit 99.7

KEARNY MHC

☑ Please vote by marking one of the boxes as shown.

1. Approval of the plan of conversion and reorganization of Kearny MHC.
   FOR ☐ AGAINST ☐

2. Approval of the establishment and funding of the KearnyBank Foundation.
   FOR ☐ AGAINST ☐

REVOCABLE PROXY

CONTROL NUMBER

☐

The undersigned acknowledges receipt of a Notice of Special Meeting and attached proxy statement dated __________, prior to the execution of this proxy.

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Signature   Date

NOTE: Only one signature is required in the case of a joint deposit account. Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporations or partnership proxies should be signed by an authorized officer.

← PROXY CARD ←

IMPORTANT: IF YOU VOTE BY MAIL, PLEASE DETACH, SIGN AND RETURN ALL PROXY CARDS IN THE ENCLOSED POSTAGE-PAID PROXY RETURN ENVELOPE. NONE ARE DUPLICATES.

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DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PLAN OF CONVERSION AND REORGANIZATION AND "FOR" APPROVAL OF THE ESTABLISHMENT AND FUNDING OF THE FOUNDATION.

VOTE BY 1 OF 3 WAYS

❶ VOTE BY MAIL	❷ VOTE BY TELEPHONE	❸ VOTE BY INTERNET
DETACH THE ABOVE PROXY CARD ☑ VOTE, SIGN, DATE & RETURN THE CARD IN THE ENCLOSED PROXY RETURN ENVELOPE	WITH THE UNIQUE CONTROL NUMBER INDICATED ABOVE FOR EACH PROXY CARD YOU RECEIVE: CALL 1-855-782-8494	WITH THE UNIQUE CONTROL NUMBER INDICATED ABOVE FOR EACH PROXY CARD YOU RECEIVE: VISIT https://www.proxypush.com/krny
YOU MAY RETURN ALL PROXY CARDS RECEIVED IN ONE ENVELOPE	IF YOU VOTE BY TELEPHONE OR INTERNET, YOU DO NOT NEED TO VOTE YOUR PROXY BY MAIL	

VOTING DOES NOT REQUIRE YOU TO PURCHASE SHARES OF KEARNY FINANCIAL CORP. COMMON STOCK IN THE OFFERING.

IF YOU HAVE MORE THAN ONE ACCOUNT, YOU MAY RECEIVE MORE THAN ONE PROXY CARD DEPENDING ON THE OWNERSHIP STRUCTURE OF YOUR ACCOUNTS.

PLEASE SUPPORT US BY VOTING ALL PROXY CARDS RECEIVED.

KEARNY MHC SPECIAL MEETING OF MEMBERS DECEMBER 30, 2014 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE PLAN OF CONVERSION AND REORGANIZATION AND “FOR” APPROVAL OF THE ESTABLISHMENT AND FUNDING OF THE FOUNDATION. IF YOU HAVE MORE THAN ONE ACCOUNT, YOU MAY RECEIVE MORE THAN ONE PROXY CARD DEPENDING ON THE OWNERSHIP STRUCTURE OF YOUR ACCOUNTS. PLEASE SUPPORT US BY VOTING ALL PROXY CARDS RECEIVED. KEARNY MHC REVOCABLE PROXY The undersigned member of Kearny MHC hereby appoints the full Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote such votes as the undersigned may be entitled to vote at the Special Meeting of Members (the “Meeting”) to be held at the Crowne Plaza Hotel, 609 Route 46 East, Fairfield, New Jersey at 2:30 p.m., Eastern Time, on , 2015, and at any and all adjournments thereof. They are entitled to cast all votes to which the undersigned is entitled as follows: (1) FOR or AGAINST the approval of a plan of conversion and reorganization whereby Kearny MHC and Kearny Financial Corp. will convert and reorganize from the mutual holding company structure to the stock holding company structure, as described in more detail in the attached proxy statement; (2) FOR or AGAINST the approval of the establishment and funding of the KearnyBank Foundation (the “Foundation”) with a contribution to the Foundation of 500,000 shares of common stock and $5.0 million in cash, for a total contribution of $10.0 million; and such other business as may properly come before the Meeting. Management is not aware of any other business to be considered. The Board of Directors recommends a vote “FOR” the proposals stated above. The Board of Directors is soliciting your proxy. Votes will be cast in accordance with this proxy. Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Kearny MHC at said Meeting of the Members’ decision to terminate this proxy, then the power of said attorney-in-fact or agents shall be deemed terminated and of no further force and effect. THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED, WILL BE VOTED FOR THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. IF SIGNED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED IF NO CHOICE IS MADE HEREON NOT VOTING IS THE EQUIVALENT OF VOTING “AGAINST” THE PROPOSALS. PLEASE VOTE ALL CARDS THAT YOU RECEIVE. NONE ARE DUPLICATES. PLEASE PROMPTLY COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED PROXY REPLY ENVELOPE. VOTING DOES NOT REQUIRE YOU TO PURCHASE SHARES OF KEARNY FINANCIAL CORP. COMMON STOCK IN THE OFFERING. (Continued on reverse side) DETACH HERE DETACH HERE